Powering and transforming financial markets Earnings Conference Call Fiscal First Quarter 2027 November 3, 2026 EXHIBIT 99.2

1 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2027 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2026 (the “2026 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2026 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2 Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Free cash flow conversion, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Position Growth, which is comprised of equity position growth and mutual fund/ETF position growth, and Internal Trade Growth. Beginning in the fourth quarter of fiscal year 2025, the Company began presenting information on “equity revenue position growth”. Equity revenue position growth excludes small or fractional equity positions for which the Company does not recognize revenue (“non-revenue positions”). Prior-year period comparative information for this metric is not available. Please refer to Item 7. Management’s Discussion and Analysis of Financial Condition of the 2026 Annual Report for a discussion of Revenues, Recurring revenue, Position Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Notes on Presentation Amounts presented in this presentation may not sum due to rounding. All FY’25 and FY’26 Recurring revenue dollar amounts shown in this presentation are GAAP. Recurring revenue growth percentages for FY’23, FY’24, FY’25, and FY’26, and FY’27 Guidance, are shown as constant currency (Non-GAAP). Recurring revenue growth percentages for FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for that respective year. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3 Key messages Broadridge delivered strong Q1’27 results, including 11% Recurring revenue growth constant currency and 10% growth in Closed sales We are executing on our strategy of democratizing and digitizing governance, simplifying and innovating capital markets, and modernizing wealth management Broadridge is putting in place the building blocks of future growth by driving digital engagement, accelerating tokenization, and scaling agentic AI across our business We put our strong free cash flow to work, repurchasing $200 million of our shares and returning an additional $111 million through our dividend We are reaffirming our fiscal year 2027 guidance, including 6-8% Recurring revenue growth constant currency, 8-12% Adjusted EPS growth, and 100%+ Free cash flow conversion 1 2 3 4 5

4 Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Governance Capital Markets Wealth & Investment Mgmt. $568M +10% YoY $327M +17% YoY $188M +6% YoY • Investor participation trends included continued strong growth in equity positions and accelerating fund position growth • MOU with Korean Securities Deposit highlights growing global demand for Broadridge’s proxy services • On track to enable 23x5 trading across front and back-office applications • CQG acquisition in capital markets is progressing well and generating cross-sales for our Capital Markets business • Wealth business benefiting from strong demand in Canada • Closed sales increased 10% to $36 million Recurring revenue $ in millions. Growth rates in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 27 Q1’27 Highlights

5 Leading Tokenization Driving Digital Engagement • Goldman Sachs and Tesla among newest clients for our Standing Voting Instructions capability, simplifying retail voting and engagement • SEC paves the way to extend Standing Voting Instructions to fund elections • Engaging with clients on implementing SEC’s proposed E- Delivery rule • Bringing governance and digital transfer agency capabilities to the NYSE’s alternative trading system for digital assets • Extending shareholder rights and proxy voting to Kraken/ Payward • DLR now supports cross-border atomic settlement for G7 securities • Launched DLX, our multi-asset end-to-end tokenization platform, live supporting the DTCC Tokenization Service Broadridge is building the markets of the future Scaling AI • Extending Client Policy Engine to new asset management clients • Signed an agreement with a major consulting firm to replace its in-house platform with our AI-powered Global Demand Model • On track to achieve $25 million in fiscal 2027 AI savings

6 Summary financial results FIRST QUARTER $ in millions, except per share data 2027 2026 Inc./(Dec.) Recurring revenues $1,083 $977 11% Total revenues 1,669 1,589 5% Operating income 174 189 (8%) Adjusted Operating income (Non-GAAP) 230 251 (9%) Diluted earnings per share $0.83 $1.40 (41%) Adjusted earnings per share (Non-GAAP) $1.56 $1.51 3% Closed sales $36 $33 10% Constant currency growth (Non-GAAP) 11% Adjusted Operating income margin (Non-GAAP) 13.8% 15.8% (200 bps) Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 27

7 First quarter 2027 segment Recurring revenues $182 $34 $122 $230 Q1'26 Q1'27 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 4% 3% 10% 17% ICS RECURRING REVENUES GTO RECURRING REVENUES $568 $ in millions; growth in constant currency +10% +13% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 27 $188 $327 Q1'26 Q1'27 Capital Markets Wealth & Investment Management $516 17% 6%

8 3% 11% 15% 18% 12% 17% 15% 17% 16% 11% 14% 7% 11% 11% 14% 11% 6% 5% 6% 7% 2% 15% 6% 7% 16% Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Q1'27 Key volume drivers: position and trade growth 10% 13% 14% 14% 17% 11% 16% 15% 7%INTERNAL TRADE GROWTH EQUITY & MUTUAL FUND/ETF POSITION GROWTH 1. Q1’26 equity position growth represented 6% of total fiscal year 2026 positions. Q2’26: 9% | Q3’26: 29% | Q4’26: 57% 2. Represents equity position growth that is revenue-generating and excludes the growth of fractional non-revenue positions. 3. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 4. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. FY’24 FY’25 FY’26 10Y Avg. Equity 6% 16% 16% 13% Equity Revenue N/A 12% 12% N/A MF / ETF 3% 7% 6% 7% Internal Trade Growth 13% 13% 15% 9% 1,3 2,3 3 4

9 $977 Q1'26 Recurring Revenues Closed Sales Client Losses Internal Growth Acquisitions Q1'27 Rec. Rev. Constant Currency FX Q1'27 Recurring Revenues RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 11% First quarter 2027 Recurring revenue growth drivers ICS $518M 4 pts (2) pts 6 pts 1 pt 10% (0) pts $568M GTO $459M 4 pts (3) pts 8 pts 3 pts 13% (0) pts $516M 4 pts (2) pts 7 pts 2 pts 11% (0) pts 11% Organic Growth: 8 pts $ in millions. Pts contribution to growth Organic Growth: 10 pts Organic Growth: 9 pts $1,083

10 $63 $125 $53 $79 $114 $91 $73 $71 $67 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Q1'27 FIRST QUARTER 2027 TOTAL REVENUE GROWTH DRIVERS First quarter 2027 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUES $ in millions. Pts contribution to growth $1,589 Q1'26 Total Revenues Recurring Event-Driven Distribution FX Q1'27 Total Revenues 7 pts (3) pts 1 pt 5% (0) pts $1,669 $66M FY’20-FY’26 QUARTERLY AVERAGE

11 Operating income margin and Adjusted Operating income margin 10.4%11.9% Q1'26 Q1'27 OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) 13.8% 15.8% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 27 Q1’27 OPERATING INCOME FISCAL YEAR OPERATING INCOME 18.7% 19.8% 20.0% 20.5% FY'22 FY'23 FY'24 FY'25 FY'26 +110 bps +20 bps +50 bps 20.5% +60 bps +0 bps 13.3% 15.4% 15.6% 17.3% 17.4%

12 $6.46 $7.01 $7.73 $8.55 FY'22 FY'23 FY'24 FY'25 FY'26 FY'27 Guidance Earnings per share and Adjusted earnings per share $5.86 $7.10 $9.60$0.83$1.40 Q1'26 Q1'27 +9% +10% EARNINGS PER SHARE ADJUSTED EARNINGS PER SHARE (NON- GAAP) $1.56 +11% $1.51 Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 27 +12% Q1’27 EARNINGS PER SHARE FISCAL YEAR EARNINGS PER SHARE $9.60 $5.30$4.55 +14% 8% – 12%

13 FY'22 FY'23 FY'24 FY'25 FY'26 FY'27 Guidance Closed sales $ in millions $342 Q1'26 Q1'27 $33 $36 $288 CLOSED SALES $280 $290 – $330 $246 $305

14 FY'22 FY'23 FY'24 FY'25 FY'26 FY'27 Guidance 100%+ Free cash flow $ in millions $13 $76 Q1'26 Q1'27 Q1’27 FREE CASH FLOW FISCAL YEAR FREE CASH FLOW CONVERSION 1. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 27 2. Free cash flow conversion equals annual Free cash flow divided by Adjusted Net earnings 1 2 48% 90% 102% 104% 110%

15 $111 $198 FY'22 FY'23 FY'24 FY'25 FY'26 FY'27 (E) SELECT CAPITAL ITEMS Q1’27 Capital allocation $ in millions, except per share data 2 1 TOTAL CAPITAL RETURNS $2.56 $2.90 $3.20 $3.52 $3.90 $4.36 11% 13% 10% 10% 11% 12% DIVIDENDS PER SHARE 6 $312 $253 $781 4 $475 YTD Net Share Repurchases YTD Dividends Paid $1,025 $20 $17 $3 $185 CapEx and Software Client Platform Investments M&A / Strategic investments Value of Digital Assets3 1. Includes Software purchases and capitalized internal use software. 2. Net investments on new client conversions, including development of platform capabilities. 3. As of September 30, 2026, Broadridge holds $185 million of Canton coins valued at $0.12 cents per coin and common stock and warrants in Canton Strategic Holdings, Inc. valued at $41 million. During Q1 FY’27, Broadridge recognized a $40 million loss related to the value of its Canton coin holdings, which was excluded from its calculation of Adjusted EPS. 4. Total capital returns include dividends and share repurchases net of option proceeds. FY’27 annual dividend amount subject to Board declaration. $41 CNTN DATCanton Coins $226

16 Fiscal Year 2027 guidance FY’27 GUIDANCE UPDATES Recurring revenue growth constant currency (Non-GAAP) 6 – 8% No Change Adjusted Operating income margin (Non-GAAP) ~21% No Change Adjusted earnings per share growth (Non-GAAP) 8 – 12% No Change Free cash flow conversion (Non-GAAP) 100%+ No Change Closed sales $290 – $330M No Change

Save the Date - Broadridge’s Investor Day Broadridge will host its Investor Day on December 8, 2026 in New York City

Appendix

19 Supplemental reporting detail ‒ product line reporting (Unaudited) 2025 2026 2027 YoY % Dollars in millions FY Q1 Q2 Q3 Q4 FY Q1 Growth Investor Communication Solutions ("ICS") Regulatory $1,281 $197 $249 $399 $590 $1,435 $230 17% Data-driven fund solutions 459 111 113 126 130 480 122 10% Issuer 273 33 39 65 158 295 34 4% Customer communications 719 177 189 209 177 753 182 3% Total ICS Recurring revenues 2,732 518 590 800 1,055 2,962 568 10% Equity and other 115 24 39 40 40 143 34 41% Mutual funds 204 90 51 32 31 205 34 (63%) Total ICS Event-driven revenues 319 114 91 73 71 348 67 (41%) Distribution revenues 2,062 498 553 593 606 2,251 518 4% Total ICS Revenues $5,113 $1,130 $1,233 $1,465 $1,732 $5,561 $1,153 2% Global Technology and Operations (“GTO”) Capital markets $1,115 $281 $301 $295 $307 $1,184 $327 17% Wealth and investment management 661 179 180 193 180 732 188 5% Total GTO Recurring revenues $1,776 $459 $481 $488 $488 $1,916 $516 12% Total Revenues $6,889 $1,589 $1,714 $1,954 $2,220 $7,477 $1,669 5% Revenues by type Recurring revenues $4,508 $977 $1,070 $1,288 $1,542 $4,878 $1,083 11% Event-driven revenues 319 114 91 73 71 348 67 (41%) Distribution revenues 2,062 498 553 593 606 2,251 518 4% Total Revenues $6,889 $1,589 $1,714 $1,954 $2,220 $7,477 $1,669 5%

Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non- GAAP Measures

21 Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, Adjusted Earnings Per Share, and Free Cash Flow These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, and are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items, the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, which represent non-cash amortization expenses associated with the Company's acquisition activities. (ii) Acquisition and Integration Costs, which represent certain transaction and integration costs associated with the Company’s acquisition activities. (iii) Restructuring and Other Related Costs, which represent severance related to workforce actions resulting, in part, from the Company’s AI and productivity initiatives in fiscal year 2027, severance and other costs related to the closure of substantially all operations of a production facility in fiscal year 2026, and costs associated with the Company′s Corporate Restructuring Initiative to exit and/or realign some of our businesses, streamline the Company′s management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas in fiscal years 2025, 2024, and 2023. (iv) Gains or Losses on Digital Assets, which represent the unrealized gains or losses, as applicable, related to the mark to market of the Company's digital asset holdings and the realized and unrealized gains or losses, as applicable, associated with the Canton Digital Asset Treasury transaction. (v) Litigation Settlement Charges, which represent the reserve established during the third and fourth quarter of fiscal year 2024 related to the settlement of claims. (vi) Russia-Related Exit Costs, which are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. (vii) Real Estate Realignment and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses (viii) Investment Gains, which represent non-operating, non-cash gains on privately held investments.

22 Non-GAAP measures We exclude Acquisition and Integration Costs, Restructuring and Other Related Costs, Gains or Losses on Digital Assets, Litigation Settlement Charges, Russia-Related Exit Costs, Real Estate Realignment and Covid-19 Related Expenses, and Investment Gains from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free cash flow and Free cash flow conversion In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

23 Reconciliation of GAAP to Non-GAAP measures (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 17% 5% 12% Impact of foreign currency exchange 0% 1% 0% Recurring revenue growth constant currency (Non-GAAP) 17% 6% 13% Three Months Ended September 30, 2026 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 17% 10% 4% 3% 10% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 17% 10% 4% 3% 10% Consolidated Total Recurring revenue growth (GAAP) 11% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 11%

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

Dollars in millions	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Fiscal Year Ended June 30, 2026	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
Operating income (GAAP)	$173.5	$188.8	$1,300.6	$1,188.6	$1,017.1	$936.4	$759.9
Adjustments:							
Amortization of Acquired Intangibles and Purchased Intellectual Property	38.9	50.8	203.6	196.6	200.3	214.4	250.2
Acquisition and Integration Costs	1.9	7.2	17.5	18.3	3.9	15.8	24.5
Restructuring and other Related Costs (a)	15.2	4.4	13.2	7.4	63.0	20.4	—
Litigation Settlement Charges	—	—	—	—	18.4	—	—
Russia-Related Exit Costs (b)	—	—	—	—	—	12.1	1.4
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	—	—	—	30.5
Adjusted Operating income (Non-GAAP)	**$229.6**	**$251.2**	**$1,534.8**	**$1,410.9**	**$1,302.8**	**$1,199.1**	**$1,066.4**
Operating income margin (GAAP)	10.4%	11.9%	17.4%	17.3%	15.6%	15.4%	13.3%
Adjusted Operating income margin (Non-GAAP)	13.8%	15.8%	20.5%	20.5%	20.0%	19.8%	18.7%

(a) Restructuring and Other Related Costs for the three months ended September 30, 2026 represent severance related to workforce actions resulting, in part, from the Company's AI and productivity initiatives. The Company continues to evaluate expanding these actions as it investigates additional AI and other productivity initiatives. Restructuring and Other Related Costs for the three months ended September 30, 2025 and the fiscal years ended June 30, 2026 and 2025 consist of severance and other costs related to the closure of substantially all operations of a production facility. Actions and associated costs related to the closure were completed in the third quarter of fiscal year 2026. Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative and a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million and Covid-19 Related Expenses were $7.5 million for the fiscal year ended June 30, 2022.

Broadridge

24

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

Dollars in millions	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Fiscal Year Ended June 30, 2026	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
Net cash flows from operating activities (GAAP)	$ 93.2	$ 42.3	$ 1,345.6	$1,171.3	$1,056.2	$823.3	$443.5
Capital expenditures and Software purchases and capitalized internal use software	(16.9)	(29.6)	(112.6)	(114.9)	(113.0)	(75.2)	(73.1)
Free cash flow (Non-GAAP)	**$ 76.3**	**$ 12.7**	**$ 1,233.0**	**$1,056.4**	**$943.2**	**$748.2**	**$370.4**

Dollars in millions	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Fiscal Year Ended June 30, 2026	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
Net earnings (GAAP)	$94.8	$165.4	$1,124.3	$839.5	$698.1	$630.6	$539.1
Adjustments:							
Amortization of Acquired Intangibles and Purchased Intellectual Property	38.9	50.8	203.6	196.6	200.3	214.4	250.2
Acquisition and Integration Costs	1.9	7.2	17.5	18.3	3.9	15.8	24.5
Restructuring and Other Related Costs (a)	15.2	4.4	13.2	7.4	63.0	20.4	—
Gains or Losses on Digital Assets	40.2	(45.8)	(227.0)	—	—	—	—
Litigation Settlement Charges	—	—	—	—	18.4	—	—
Russia-Related Exit Costs (b)	—	—	—	—	—	10.9	1.4
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	—	—	—	30.5
Investment Gains	—	—	(7.3)	—	—	—	(14.2)
Subtotal of adjustments	96.3	16.6	(0.1)	222.3	285.6	261.6	292.3
Tax impact of adjustments (d)	(13.2)	(3.9)	0.0	(50.4)	(62.6)	(57.5)	(65.7)
Adjusted Net earnings (Non-GAAP)	**$177.9**	**$178.1**	**$1,124.2**	**$1,011.5**	**$921.2**	**$834.6**	**$765.7**
LTM Free cash flow conversion (Non-GAAP) (e)			**110 %**	**104 %**	**102 %**	**90 %**	**48 %**

(a) Restructuring and Other Related Costs for the three months ended September 30, 2026 represent severance related to workforce actions resulting, in part, from the Company's AI and productivity initiatives. The Company continues to evaluate expanding these actions as it investigates additional AI and other productivity initiatives. Restructuring and Other Related Costs for the three months ended September 30, 2025 and the fiscal years ended June 30, 2026 and 2025 consist of severance and other costs related to the closure of substantially all operations of a production facility. Actions and associated costs related to the closure were completed in the third quarter of fiscal year 2026. Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative and a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million and Covid-19 Related Expenses were $7.5 million for the fiscal year ended June 30, 2022.

(d) Calculated using the GAAP effective tax rate, adjusted to exclude $0.1 million and $1.9 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2026 and 2025, respectively, and $2.5 million, $20.5 million, $12.9 million, $10.4 million, and $18.1 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2026, 2025, 2024, 2023, and 2022, respectively.

(e) Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period.

Broadridge

25

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

Dollars in millions, except per share amounts	Three Months Ended September 30,		Fiscal Year Ended June 30,				
	2026	2025	2026	2025	2024	2023	2022
Diluted earnings per share (GAAP)	$0.83	$1.40	$9.60	$7.10	$5.86	$5.30	$4.55
Adjustments:							
Amortization of Acquired Intangibles and Purchased Intellectual Property	0.34	0.43	1.74	1.66	1.68	1.80	2.11
Acquisition and Integration Costs	0.02	0.06	0.15	0.15	0.03	0.13	0.21
Restructuring and other Related Costs (a)	0.13	0.04	0.11	0.06	0.53	0.17	—
Gains or Losses on Digital Assets	0.35	(0.39)	(1.94)	—	—	—	—
Litigation Settlement Charges	—	—	—	—	0.15	—	—
Russia-Related Exit Costs	—	—	—	—	—	0.09	0.01
Real Estate Realignment and Covid-19 Related Expenses (b)	—	—	—	—	—	—	0.26
Investment Gains	—	—	(0.06)	—	—	—	(0.12)
Subtotal of adjustments	0.84	0.14	—	1.88	2.40	2.20	2.47
Tax impact of adjustments (c)	(0.12)	(0.03)	—	(0.43)	(0.53)	(0.48)	(0.55)
Adjusted earnings per share (Non-GAAP)	**$1.56**	**$1.51**	**$9.60**	**$8.55**	**$7.73**	**$7.01**	**$6.46**

(a) Restructuring and Other Related Costs for the three months ended September 30, 2026 represent severance related to workforce actions resulting, in part, from the Company's AI and productivity initiatives. The Company continues to evaluate expanding these actions as it investigates additional AI and other productivity initiatives. Restructuring and Other Related Costs for the three months ended September 30, 2025 and the fiscal years ended June 30, 2026 and 2025 consist of severance and other costs related to the closure of substantially all operations of a production facility. Actions and associated costs related to the closure were completed in the third quarter of fiscal year 2026. Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative and a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other.

(b) Real Estate Realignment Expenses and Covid-19 Related Expenses impacted Adjusted Earnings per share by $0.19 and $0.06 for the fiscal year ended June 30, 2022, respectively.

(c) Calculated using the GAAP effective tax rate, adjusted to exclude $0.1 million and $1.9 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2026 and 2025, respectively, and $2.5 million, $20.5 million, $12.9 million, $10.4 million, and $18.1 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2026, 2025, 2024, 2023, and 2022, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Broadridge

26

27 Fiscal Year 2027 FY27 Recurring revenue growth Impact of foreign currency exchange (a) (0%) – 0% Recurring revenue growth constant currency (Non-GAAP) 6 - 8% FY27 Adjusted Operating income margin (b)(e) Operating income margin % (GAAP) ~19% Adjusted Operating income margin % (Non-GAAP) ~21% FY27 Adjusted earnings per share growth rate (c)(e) Diluted earnings per share (GAAP) (4%) - 0% Adjusted earnings per share (Non-GAAP) 8 - 12% FY27 Free cash flow conversion (d) 100%+ Cash flow from operating activities relative to net earnings (GAAP) 100%+ Free cash flow conversion rate (Non-GAAP) (Unaudited) (a) Based on forward rates as of October 2026. (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the approximately $191 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Restructuring and Other Related Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the approximately $1.60 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Restructuring and Other Related Costs, and is calculated using diluted shares outstanding. (d) Free cash flow conversion guidance (Non-GAAP) is adjusted to exclude approximately $123 million of Capital expenditures as well as Software purchases and capitalized internal use software (e) Excludes Gains and Losses on Digital Assets as they are not capable of being forecasted. Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2027 guidance

Broadridge Fiscal First Quarter 2027 Earnings Conference Call Contacts W. Edings Thibault broadridgeir@broadridge.com Live Call Information Date: November 3, 2026 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through November 10, 2026 Domestic Dial-In: 1-855-669-9658 Access Code: 4349092 International Toll Dial-In: 1-412-317-0088 Passcode: 4349092 Click here for dial-ins by country